UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

On November 7, 2017, the Society for Immunotherapy of Cancer (“SITC”) published to its website Five Prime Therapeutics, Inc.’s (“Five Prime”) late-breaking abstract related to Five Prime’s product candidate, cabiralizumab (FPA008), in combination with Opdivo® (nivolumab), titled “First-in-human phase 1 dose escalation and expansion of a novel combination, anti–CSF-1 receptor (cabiralizumab) plus anti–PD-1 (nivolumab), in patients with advanced solid tumors,” which is attached hereto as Exhibit 99.1 (the “Abstract”). The Abstract was published in connection with SITC’s 32nd Annual Meeting to be held on November 8 through November 12, 2017 (the “SITC Annual Meeting”). The Abstract has been selected for a late-breaking oral presentation at the SITC Annual Meeting on November 11, 2017 at 4:30 p.m. EDT.

On November 7, 2017, Five Prime issued a press release announcing that it will host a conference call and live audio webcast with a slide presentation (such slide presentation is attached hereto as Exhibit 99.2) November 8, 2017, at 8:00 a.m. EDT relating to the results from its Phase 1a/1b clinical trial evaluating the immunotherapy combination of its CSF-1R antibody, cabiralizumab, with Opdivo®, Bristol-Myers Squibb Company’s PD-1 immune checkpoint inhibitor. The live audio webcast may be accessed through the “Events & Presentations” page in the “Investors” section of Five Prime’s website at www.fiveprime.com. Alternatively, participants may dial (877) 878-2269 (domestic) or (253) 237-1188 (international) and refer to conference ID 8687899.

The information contained in this Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Abstract titled “First-in-human phase 1 dose escalation and expansion of a novel combination, anti–CSF-1 receptor (cabiralizumab) plus anti–PD-1 (nivolumab), in patients with advanced solid tumors”

99.2	Five Prime Therapeutics, Inc. Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Chief Strategy Officer and Secretary

Dated: November 8, 2017

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